INCOME TAXES	6 Months Ended
Jun. 30, 2014
INCOME TAXES

NOTE 12. INCOME TAXES

The Company is subject to taxation in the United States and Canada. However, business is conducted primarily in the United States. The effective tax rate differs from the statutory rate primarily due to state taxes, tax credits and changes in uncertain tax positions. The Company makes estimates and judgments about its future taxable income that are based on assumptions that are consistent with the Company’s plans and estimates. Should the actual amounts differ from these estimates, the amount of the valuation allowance could be materially affected.

Income taxes are computed using the asset and liability method, under which deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Changes in valuation allowances are reflected as a component of provision for income taxes.

Significant components of the Company’s deferred tax assets and liabilities are as follows (in thousands):

	December 31,
	2012	2013
Deferred tax assets:
Net operating losses (federal and state)	$11,686	$8,994
Accrued expenses	5,548	7,995
Accrued workers compensation costs	4,617	5,489
Stock-based compensation	3,942	1,669
Tax benefits relating to uncertain positions	70	72
Tax credits (federal and state)	69	4,318
Other	232	160

Total	26,164	28,697
Valuation allowance	(1,547)	(5,194)

Total deferred tax assets	24,617	23,503

Deferred tax liabilities:
Depreciation and amortization	(36,799)	(22,259)
Deferred service revenues	(25,689)	(24,456)
Prepaid health plan expenses	(14,115)	(1,143)

Total deferred tax liabilities	(76,603)	(47,858)

Net deferred tax liabilities	$(51,986)	$(24,355)

The deferred tax assets and liabilities presented above are classified in the accompanying consolidated balance sheets as follows (in thousands):

	December 31,
	2012	2013
Net current deferred tax liabilities	$(33,960)	$(16,535)
Net non-current deferred tax liabilities	(18,026)	(8,888)
Net current deferred tax assets	—	68
Net non-current deferred tax assets	—	1,000

Net deferred tax liabilities	$(51,986)	$(24,355)

The provision for income taxes consists of the following (in thousands):

	Year Ended December 31,			Six Months Ended June 30,
	2011	2012	2013	2013	2014
Current:
Federal	$1,107	$10,699	$11,319	$2,408	$4,164
Foreign	184	142	217	119	66
State	140	1,845	3,081	220	405

	1,431	12,686	14,617	2,747	4,635
Deferred:
Federal	3,597	6,610	(5,659)	5,436	2,043
State	393	1,048	(1,021)	497	233

	3,990	7,658	(6,680)	5,933	2,276

	$5,421	$20,344	$7,937	$8,680	$6,911

The U.S. federal statutory income tax rate reconciled to the Company’s effective tax rate is as follows:

	Year Ended December 31,			Six Months Ended June 30,
	2011	2012	2013	2013	2014
U.S. federal statutory tax rate	35.00%	35.00%	35.00%	35.00%	35.00%
State income taxes, net of federal benefit	3.8	3.2	3.4	3.2	3.4
Tax rate change	—	—	—	—	3.5
Nondeductible transaction costs	—	0.6	—	—	—
Prior year reconciliation adjustment	(2.1)	0.2	1.8	(1.3)	—
Nondeductible meals, entertainment and penalties	1.2	0.9	4.1	1.1	2.6
Stock-based compensation	(5.0)	0.1	(0.1)	1.1	2.9
Uncertain tax positions	(4.3)	(0.2)	(2.3)	(1.0)	0.4
Tax credits	(1.8)	(0.7)	(3.9)	(1.1)	(0.6)
Other	—	(0.1)	(0.4)	(0.2)	(0.1)

	26.80%	39.00%	37.60%	36.80%	47.10%

Net deferred tax liabilities of $6.2 million, $0.4 million and $31.3 million were established in connection with the revaluation of assets and liabilities with respect to the acquisition of Accord, ExpenseCloud and SOI, respectively. These net liabilities were reduced by a de minimis amount for Accord, $0.2 million for ExpenseCloud and $5.1 million for SOI, as a result of their final pre-acquisition income tax returns filed during 2013. These deferred assets and liabilities are expected to generate timing differences through the year ending December 31, 2028.

The Company records a valuation allowance to reduce reported deferred tax assets if, based on the weight of available evidence, both positive and negative, for each respective tax jurisdiction, it is more likely than not that some or all of the deferred tax assets will not be realized. The Company recorded a valuation allowance of $1.5 million and $2.0 million of December 31, 2012 and 2013, respectively, related to certain federal and state net operating loss carryforwards that may not be utilized prior to expiration. The Company has federal and multiple state net operating loss carryforwards of approximately $19.6 million and $48.4 million, respectively, that will expire in years 2014 through 2032. Additionally, the Company has state tax credit carryforwards available from the 2011 and 2012 tax years, also recognized as a result of a recent acquisition, which are partially offset by a valuation allowance of $3.2 million. The December 31, 2013 current tax expense of $14.6 million is net of $5.8 million tax benefit of operating loss carry forwards. The valuation allowance increased by $0.1 million, $1.1 million and $3.7 million, respectively, as of December 31, 2011, 2012 and 2013, respectively. No additional valuation allowance was recorded as of June 30, 2014.

The Company is subject to tax in U.S. federal and various state and local jurisdictions, as well as Canada. The Company has not been subject to any material income tax examinations in federal or state jurisdictions for tax years beginning prior to 2009.

The Company executed a Settlement Agreement with the Internal Revenue Service Office of Appeals (Appeals) in March 2011 with a payment of $3.2 million, effectively closing the IRS’ examination of Gevity HR, Inc.’s (Gevity) consolidated U.S. income tax returns for 2002 through 2004, with the exception of a continuing refund claim for employment tax credits of $3.2 million. Gevity was acquired by TriNet on June 1, 2009 and was later merged into TriNet, effective January 1, 2010. IRS examinations with respect to Gevity’s tax years 2005 through June 1, 2009 were concluded during 2012. However, Revenue Agent Reports issued in connection with Notices of Proposed Assessments disallowing employment tax credits totaling $10.5 million are subject to further consideration by Appeals. Additionally, the Company, together with Appeals and the IRS exam team, has formally requested a Technical Advice Memorandum (TAM) from the IRS to determine the Company’s ability to realize FICA tip tax credits on its federal corporate income tax returns as a statutory employer. The TAM was issued on August 29, 2013 by the IRS’s National Office and it ultimately reached an unfavorable conclusion for the Company. Management plans to exhaust all administrative efforts to resolve this issue, but it is likely that the matter will ultimately be resolved through litigation. With regard to the FICA tip tax matter, the Company believes it is more likely than not that the Company will prevail. Therefore, no reserve has been recognized related to this matter.

As of December 31, 2012 and 2013 and June 30, 2014, the total unrecognized tax benefits related to uncertain income tax positions were $3.3 million, $2.9 million and $3.0 million, respectively. It is reasonably possible that $2.5 million of the total unrecognized tax benefits as of December 31, 2013 will settle within the next year; thus, the gross unrecognized tax benefit at December 31, 2013 (including interest of $0.6 million) could significantly decrease within 2014. Unrecognized tax benefits that may settle within the next year represent federal employment tax credits, which are more fully described above.

A reconciliation of the beginning and ending amount of unrecognized tax benefits (excluding interest and penalties) is as follows (in thousands):

	December 31,
	2011	2012	2013
Unrecognized tax benefits at January 1	$1,914	$2,516	$2,710
Additions for tax positions of prior periods	2,109	110	—
Additions for tax positions of current period	—	49	286
Additions due to acquisitions	—	509	—
Reductions for tax positions of prior period:
Settlements with taxing authorities	(1,320)	—	(406)
Lapse of applicable statute of limitations	(158)	(330)	(290)
Adjustments to tax positions	(29)	(144)	—

Unrecognized tax benefits at December 31	$2,516	$2,710	$2,300

The Company recognized interest related to its uncertain tax positions as a component of income tax expense in the accompanying consolidated statements of operations of $0.4 million, $0.2 million and de minimis for the years ended December 31, 2011, 2012 and 2013 and de minimis for the six months ended June 30, 2013 and 2014, respectively.

The Company has not provided for U.S. federal income and foreign withholding taxes on its Canadian subsidiary’s undistributed earnings of $1.1 million as of December 31, 2013, because the Company intends to reinvest such earnings indefinitely. Upon distribution of those earnings in the form of dividends or otherwise, the Company would be subject to U.S. income taxes (subject to an adjustment for foreign tax credits). It is not practical to determine the income tax liability that might be incurred if these earnings were to be distributed.